UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                          SECURITY CAPITAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  APRIL 6, 1999
--------------------------------------------------------------------------------
              Date of Report (Date of earliest event reported)


          DELAWARE                   1-7921              13-3003070
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission         (I.R.S. Employee
      Incorporation or               File            Identification No.)
        Organization)               Number)

              1111 NORTH LOOP WEST, SUITE 400, HOUSTON, TEXAS 77008
--------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (713) 880-7100
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              (Registrant's telephone number, including area code)

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

      As previously reported in a Current Report on Form 8-K filed by Security Capital Corporation ("Security Capital"), a Delaware corporation, on April 16, 1999, Primrose Holdings, Inc. ("Holdings"), a Delaware corporation and a subsidiary of Security Capital, acquired on April 6, 1999 all of the outstanding shares of Common Stock (the "Shares") of Primrose School Franchising Company, a Georgia corporation ("Primrose"), Metrocorp Properties, Inc., a Georgia corporation ("Metrocorp"), and The Jewel I, Inc. d/b/a Primrose Country Day School, a Georgia corporation ("Country Day", together with Metrocorp and Primrose, the "Companies") from Paul L. Erwin and The Paul L. Erwin Grantor Retained Annuity Trust (together with Paul L. Erwin, the "Shareholders") pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of April 6, 1999, by and among Holdings, Security Capital and the Shareholders (the "Acquisition").

Item 7. FINANCIAL STATEMENTS, PRO FORMA COMBINED FINANCIAL INFORMATION AND EXHIBITS

      (a)    Financial Statements of Business Acquired

            The following financial statements and notes thereto of the Companies are included as Appendix I to this Form 8-K/A and are incorporated by reference herein:

            (i)   Independent Auditors' Report

            (ii) Balance Sheets as of December 31, 1996, 1997 and 1998 and as of March 31, 1998 and 1999 (unaudited).

            (iii) Statements of operations for the years ended December 31,
                  1996, 1997 and 1998 and for the three months ended March 31, 1998 and 1999 (unaudited).

            (iv) Statements of changes in stockholders' equity for the years ended December 31, 1996, 1997 and 1998 and for the three months ended March 31, 1998 and 1999 (unaudited).

            (v) Statements of cash flow for the years ended December 31, 1996, 1997 and 1998 and for the three months ended March 31, 1998 and 1999 (unaudited).

            (vi) Notes to financial statements for the years ended December 31, 1996, 1997 and 1998.

      (b)   Pro Forma Combined Financial Information (Unaudited).

            The following pro forma combined financial information and notes thereto of Security Capital are included as Appendix II to this Form 8-K/A and are incorporated by reference herein:

            (i)    Introduction to pro forma combined financial information.

            (ii) Pro forma combined balance sheet as of March 31, 1999 (unaudited).

            (iii) Pro forma combined statement of operations for the fiscal year ended December 31, 1998 (unaudited).

            (iv) Pro forma combined statement of operations for the three months ended March 31, 1999 (unaudited).

            (v)   Notes to pro forma combined financial information (unaudited).

      (c)   Exhibits

            None

                                    SIGNATURE




      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SECURITY CAPITAL CORPORATION

       June 18,1999                       By:  A. George Gebauer
                                                   President
                                           (Principal Executive Officer)


       June 18,1999                       By:  Larry M. Karren
                                                   Treasurer
                                           (Principal Financial Officer)

                                                                      APPENDIX I

PRIMROSE SCHOOL FRANCHISING COMPANY
AND AFFILIATES

TABLE OF CONTENTS
---------------------------------------------------------------------
                                                                PAGE

INDEPENDENT AUDITORS' REPORT                                     2

COMBINED FINANCIAL STATEMENTS AS OF AND FOR THE YEARS
  ENDED DECEMBER 31, 1998, 1997, AND 1996:

      BALANCE SHEETS                                             3

      STATEMENTS OF INCOME                                       4

      STATEMENTS OF SHAREHOLDER'S EQUITY (DEFICIT)               5

      STATEMENTS OF CASH FLOWS                                   6

      NOTES TO COMBINED FINANCIAL STATEMENTS                     7

                         [DELOITTE & TOUCHE LETTERHEAD]

INDEPENDENT AUDITORS' REPORT

Board of Directors
Primrose School Franchising Company and Affiliates

We have audited the accompanying combined balance sheets of Primrose School Franchising Company and Affiliates (the "Company") as of December 31, 1998, 1997, and 1996 and the related combined statements of income, shareholder's equity (deficit), and cash flows for the years then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Primrose School Franchising Company and Affiliates as of December 31, 1998, 1997, and 1996 and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.

/s/ DELOITTE & TOUCHE LLP

June 4, 1999

PRIMROSE SCHOOL FRANCHISING COMPANY
AND AFFILIATES

COMBINED BALANCE SHEETS
DECEMBER 31, 1998, 1997, AND 1996

------------------------------------------------------------------------------------------------------------------------------------

                                                                                 1998                   1997                  1996
                                                                              -----------           -----------           ----------
CURRENT ASSETS:
  Cash                                                                        $   286,042           $   771,159           $  739,956
  Accounts receivable                                                             359,670               262,161              202,347
  Note receivable, current portion (Note 3)                                        44,814                 1,735
  Schools under construction for franchisees                                    1,329,699             1,554,204               79,345
  Prepaid expenses                                                                 56,457                41,740               24,878
  Due from an officer                                                                                                         14,712
                                                                              -----------           -----------           ----------
      Total current assets                                                      2,076,682             2,630,999            1,061,238

PROPERTY AND EQUIPMENT, net (Note 5)                                              321,074               623,940              580,905
NOTES RECEIVABLE, net of current portion (Note 3)                                 312,388               110,515
INTANGIBLES, net of amortization (Note 4)                                         148,280                46,367               34,249
                                                                              -----------           -----------           ----------
    TOTAL ASSETS                                                              $ 2,858,424           $ 3,411,821           $1,676,392
                                                                              ===========           ===========           ==========
LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                            $   475,016           $   608,256           $  108,499
  Accrued expenses                                                                 92,064               111,694              166,183
  Deferred revenue                                                              1,635,600             1,130,500              683,000
  Lines of credit (Note 6)                                                        995,043             1,177,065               50,000
  Long-term debt-current portion (Note 6)                                           2,509               417,431               91,006
                                                                              -----------           -----------           ----------
        Total current liabilities                                               3,200,232             3,444,946            1,098,688

LONG-TERM DEBT (Note 6)                                                                                   2,509              419,940
                                                                              -----------           -----------           ----------
        Total liabilities                                                       3,200,232             3,447,455            1,518,628
                                                                              -----------           -----------           ----------
SHAREHOLDER'S EQUITY (DEFICIT)
  Capital stock, $1 par value,
    authorized 1,000,000 shares, issued 2,000 shares                                2,000                 2,000                2,000
  Additional paid-in capital                                                       10,000                10,000               10,000
  Retained earnings (deficit)                                                    (353,808)              (47,634)             145,764
                                                                              -----------           -----------           ----------

          TOTAL SHAREHOLDER'S EQUITY (DEFICIT)                                   (341,808)              (35,634)             157,764
                                                                              -----------           -----------           ----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                    $ 2,858,424           $ 3,411,821           $1,676,392
                                                                              ===========           ===========           ==========

See notes to combined financial statements

PRIMROSE SCHOOL FRANCHISING COMPANY
AND AFFILIATES

COMBINED STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996

------------------------------------------------------------------------------------------------------------------------------------

                                                                               1998                   1997                   1996
                                                                            ----------             ----------             ----------
REVENUES (Note 8)                                                           $7,787,635             $5,168,838             $2,899,469

EXPENSES:
    Cost of schools sold                                                     2,491,987              1,255,822                   --
    Operating expenses                                                       2,677,400             2,475,639              2,184,137
                                                                            ----------             ----------             ----------
Total expenses                                                               5,169,387              3,731,461              2,184,137
                                                                            ----------             ----------             ----------
Income from operations                                                       2,618,248              1,437,377                715,332

OTHER EXPENSES:
Loss on disposition of property (Note 4)                                       145,982
Depreciation and amortization                                                  113,355                 53,270                 59,750
Interest                                                                        15,085                 27,505                 28,017
                                                                            ----------             ----------             ----------
        Total other expenses                                                   274,422                 80,775                 87,767
                                                                            ----------             ----------             ----------
        Net income                                                          $2,343,826             $1,356,602             $  627,565
                                                                            ==========             ==========             ==========

See notes to combined financial statements.

PRIMROSE SCHOOL FRANCHISING COMPANY
AND AFFILIATES

COMBINED STATEMENTS OF SHAREHOLDER'S EQUITY (DEFICIT)
YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996

----------------------------------------------------------------------------------------------------------------------------------

                                                     COMMON STOCK               ADDITIONAL          RETAINED
                                                 ---------------------           PAID-IN           EARNINGS
                                                 SHARES         AMOUNT           CAPITAL           (DEFICIT)               TOTAL
                                                 ------         ------           -------           ---------               -----
BALANCE - January 1, 1996 (unaudited)            2,000         $ 2,000          $ 10,000           $ 171,199            $ 183,199

Net income                                                                                           627,565              627,565
Distributions to shareholder                                                                        (653,000)            (653,000)
                                                 ------          ------           -------         ------------         -----------
BALANCE - December 31, 1996                      2,000           2,000            10,000             145,764              157,764
                                                 ------          ------           -------         ------------         -----------
Net income                                                                                         1,356,602            1,356,602
Distributions to shareholder                                                                      (1,550,000)          (1,550,000)
                                                 ------          ------           -------         ------------         -----------
BALANCE - December 31, 1997                      2,000           2,000            10,000             (47,634)             (35,634)
                                                 ------          ------           -------         ------------         -----------
Net income                                                                                         2,343,826            2,343,826
Distributions to shareholder                                                                      (2,650,000)          (2,650,000)
                                                 ------          ------           -------         ------------         -----------
BALANCE - December 31, 1998                      2,000         $ 2,000          $ 10,000          $ (353,808)          $ (341,808)
                                                 ======        ========         =========         ============         ===========

See notes to combined financial statements.

PRIMROSE SCHOOL FRANCHISING COMPANY AND AFFILIATES

COMBINED SCHOOL STATEMENT OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996

------------------------------------------------------------------------------------------------------------------------------------

                                                                                       1998               1997             1996
                                                                                    -----------        -----------        ---------
OPERATING ACTIVITIES:
Net Income                                                                          $ 2,343,826        $ 1,356,602        $ 627,565
Adjustments to reconcile net income to net cash
  provided by operating activities:
  Depreciation and amortization                                                         113,355             53,270           59,750
  Loss (gain) on disposal of property, net                                              (13,693)
  Changes in assets and liabilities:
    Increase in accounts receivable                                                     (97,509)           (59,814)         (45,979)
    Increase in prepaid expenses                                                        (14,717)           (16,862)         (17,031)
    Increase (decrease) in accounts payable                                            (133,240)           499,757          (92,124)
    Increase (decrease) in accrued liabilities                                          (19,630)           (54,489)         129,474
    Increase in deferred revenue                                                        505,100            447,500          100,000
    Decrease in due from an officer                                                                         14,712
    Increase (decrease) in schools under construction for franchisees                   224,505         (1,474,859)         (79,345)
                                                                                    -----------        -----------        ---------
        Net cash provided by operating activities                                     2,907,997            765,817          682,310
                                                                                    -----------        -----------        ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisition of property and equipment                                             $   255,092        $   (96,667)       $ (79,519)
  Increase in notes receivable                                                         (244,952)          (112,250)
  Increase in intangibles                                                              (153,801)           (11,756)         (38,896)
                                                                                    -----------        -----------        ---------
  Net cash required by investing activities                                            (143,661)          (220,673)        (118,415)
                                                                                    -----------        -----------        ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under lines of credit                                                        995,043          1,177,065           50,000
Repayment under lines of credit                                                      (1,177,065)           (50,000)
Borrowings under long-term debt                                                                                             150,000
Principal repayments on long-term debt                                                 (417,431)           (91,006)         (20,493)
Distributions to shareholder                                                         (2,650,000)        (1,550,000)        (653,000)
                                                                                    -----------        -----------        ---------
      Net cash required by financing activities                                      (3,249,453)          (513,941)        (473,493)
                                                                                    -----------        -----------        ---------
NET INCREASE (DECREASE) IN CASH                                                        (485,117)            31,203           90,402

CASH
  Beginning of year                                                                     771,159            739,956          649,554
                                                                                    -----------        -----------        ---------
  End of year                                                                       $   286,042        $   771,159        $ 739,956
                                                                                    ===========        ===========        =========
INTEREST PAID                                                                       $    15,085        $    27,505        $  28,017
                                                                                    ===========        ===========        =========

SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES:
  During 1998, buildings and land, with a net book value of $334,671, were transferred to an affiliated company of the former shareholder in exchange for the assumption of notes payable of the Company amount to $340,000.
    A gain of $5,328 resulted from the transaction.

See notes to combined financial statements.

PRIMROSE SCHOOL FRANCHISING COMPANY AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
--------------------------------------------------------------------------------

1.    ORGANIZATION

      On April 6, 1999, Security Capital Corporation, through a newly formed subsidiary, Primrose Holdings, Inc. acquired Primrose School Franchising Company and Affiliates (the "Company"). The acquired entities consist of three affiliated companies, Primrose School Franchising Company ("PSFC"), Metrocorp Inc. ("Metrocorp"), and Primrose Country Day School ("PCDS"). PSFC provides materials, management services, curriculum guidelines, and marketing services for its franchisees which operate educational-based child care centers. PCDS operates as a Primrose School educational-based child care center in Marietta, Georgia. Metrocorp provides real estate site and development support for various Primrose School franchisees around the country.

      PSFC, Metrocorp, and PCDS were all controlled by the majority shareholder prior to the acquisition. Accordingly, the financial statements of the Company have been prepared on a combined basis.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      A summary of the significant accounting policies that were consistently applied in the preparation of the accompanying combined financial statements is as follows:

      a. PRINCIPLES OF COMBINATION - The financial statements of Metrocorp, PSFC, and PCDS were combined and all significant accounts and transactions among the companies have been eliminated.

      b. USE OF ESTIMATES - The preparation of combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

      c. RECOGNITION OF REVENUE - Royalties are recognized as revenue based on the monthly revenues of the franchissees. Franchise fees are collected at various intervals prior to the opening of a school and are deferred until the franchised school has commenced operations.

           Real estate service fees are recognized as earned. Assignment fee revenue is recognized in two intervals. A portion of the revenue is recognized at the date of contract. The other portion is deferred until the franchised school has commenced operations.

           School tuition revenue is recognized as earned over the school year.

      d. SCHOOLS UNDER CONSTRUCTION FOR FRANCHISEES - Schools under construction for franchisees are composed of building and development costs for the construction of schools that will be sold to franchisees during the following year.

      e. IMPAIRMENT OF LONG-LIVED ASSETS - Management reviews the net carrying value of the long-lived assets if any facts and circumstances suggest that their recoverability may have been impaired. Management believes that no such impairment exists at December 31, 1998, 1997, and 1996.

      f. PROPERTY, EQUIPMENT, AND DEPRECIATION - Property and equipment are carried at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets.

      g. INTANGIBLES - Costs of patents and noncompete agreements are being amortized using the straight-line method over three to fifteen years.

      h. ADVERTISING/DEVELOPMENT FUND - Advertising and development fees are deposited in a restricted account when received from the franchisees. PSFC is obligated to spend these funds as specified in the franchise agreements.

      i. INCOME TAXES - Prior to the acquisition, each entity elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Accordingly, the accompanying combined financial statements do not include a provision nor a liability for income taxes. Each entities' earnings and losses were included in the shareholder's personal income tax returns.

3.    NOTES RECEIVABLE

                                                                                               1998              1997
      Notes receivable, principal due May 1, 2001, principal and interest payments begin May 1, 1999. Interest accrues at prime plus 1.5% (9.75% at December
          31, 1998); secured by certain real estate                                          $ 50,000

      Note receivable; principal due in full June 12, 1999; interest payable                   20,000          $ 20,000
          quarterly at a rate of 10%

      Note receivable; due in varying monthly payments of principal and interest beginning October 1998 for 9 years; interest begins at 1.5% over prime
          (effective rate of 9.75% at December 31, 1998) and
          increases to 4% over prime during the term                                           99,000            92,250

      Note receivable; due in varying monthly payments of principal and interest beginning January 1999 for 9 years; interest begins at 1.5% over prime
        (effective rate of 9.75% at December 31, 1998) and increases to 4% over
        prime during the term                                                                  86,460

      Note receivable; due in varying monthly payments of principal and interest beginning August 1999 for 9 years; interest begins at 1.5% over prime
        (effective rate of 9.75% at December 31, 1998) and increases to 4% over
        prime during the term                                                                 101,742
                                                                                             --------          --------
                                                                                              357,202           112,250

      Less current portion                                                                     44,814             1,735
                                                                                             --------          --------
                                                                                             $312,388          $110,515
                                                                                             ========          ========

      There were no notes receivable at December 31, 1996.

4.    FRANCHISE PROPERTY SETTLEMENT

      PSFC was a party to litigation involving the developer under an awarded area development agreement which involved two legal actions, one instituted by the developer against the PSFC and the second initiated by PSFC against the developer. In 1998, such litigation was dismissed pursuant to agreement of the parties ("Agreement"). Such Agreement provided that PSFC purchase the real estate, improvements, equipment, furniture, and fixtures of the two Primrose Schools owned by the Developer for $3,500,000. The purchase price included two three-year noncompete agreements totaling $145,000.

      Subsequent to the purchase, PSFC sold these two schools to a franchisee in 1998 and recognized a loss. In connection with the sale, PSFC received a note receivable for $50,000, secured by certain real estate (see Note 3).

5.    PROPERTY AND EQUIPMENT

      Property and equipment consists of the following (in thousands):

                                            1998          1997          1996

       Land                                             $ 20,000      $ 20,000
       Buildings                                         381,092       381,092
       Vehicles                           $291,753       248,040       193,351
       Furniture and fixtures              291,380       251,871       214,451
       Leasehold improvements               31,973        30,667        30,668
                                          --------      --------      --------
       Property and equipment, at cost     615,106       931,670       839,562
       Less accumulated depreciation       294,032       307,730       258,657
                                          --------      --------      --------
       Property and equipment, net        $321,074      $623,940      $580,905
                                          ========      ========      ========

      During 1998, the land and buildings were transferred to an affiliated company of the former owner at a net book value of $334,671. The former owner also assumed notes payable of the Company of $340,000 (see Note 6). The transaction resulted in a gain of $5,328.

6.    FINANCING ARRANGEMENTS

                                                             1998                   1997                  1996
LINES OF CREDIT

$1,150,000, guaranteed by the
  former owner, interest at prime rate
  plus .5%, due in 1999                                    $ 323,478

$1,575,000, guaranteed by the
  former owner, interest at prime rate
  plus .5%, due in 1999                                      671,565

$1,350,000, guaranteed by the
  former owner, interest at prime rate
  plus .5%, due in 1998                                                           $ 787,460

$1,350,000, guaranteed by the
  former owner, interest at prime rate
  plus .5%, due in 1998                                                             389,605

$50,000, guaranteed by the
  former owner, interest at prime rate
  plus .5%, due in 1997                                                                                 $ 50,000
                                                           ---------            -----------             --------
Total                                                      $ 995,043            $ 1,177,065             $ 50,000
                                                           =========            ===========             ========
LONG-TERM DEBT

8% interest demand note payable,
  balance transferred to former
  owner in 1998 (see Note 5)                                                       $ 80,000            $ 150,000

8.5% mortgage note payable, payable in
  monthly installments of $1,519, balance
  transferred to former
  owner in 1998 (see Note 5)                                                        154,674              159,459

7% mortgage note payable, payable in monthly
  installments of $2,025, balance
  transferred to former
  owner in 1998 (see Note 5)                                                        177,271              188,485

Other                                                        $ 2,509                  7,995               13,002
                                                           ---------            -----------             --------
Total                                                          2,509                419,940              510,946

Less current portion                                           2,509                417,431               91,006
                                                           ---------            -----------             --------
Long-term debt                                                   $ 0                $ 2,509            $ 419,940
                                                           =========            ===========            =========

7.    RELATED PARTY TRANSACTIONS

      Rental expense to related parties amounted to $135,000 in 1998, $96,000 in 1997 and 1996. The minimum commitments on these noncancelable leases are as follows for years ending December 31:

          1999                                      $ 174,000
          2000                                        174,000
          2001                                        108,000
                                                    ---------
                                                    $ 456,000
                                                    =========

      Metrocorp had a demand note payable to the former owner. At December 31, 1997 and 1996, the balance of the notes were $150,000 and $80,000, respectively. Interest on the note payable was 8%; however, no interest was paid to the former owner. The balance of the note was transferred to the former owner in 1998 (see Note 5).

8.    REVENUE SCHEDULE

      Revenue is composed of the following:


                                               1998         1997         1996

      Royalties                             $3,034,925   $2,330,012   $1,661,622
      Franchise fees                           800,750      520,750      382,500
      Tuition, net of refunds                  704,764      752,257      758,111
      Sales of schools to franchisees        2,821,799    1,385,931         --
      Real estate service and
        assignment fees                        274,500      106,000       19,500
      Rental and miscellaneous                 150,897       73,888       77,736
                                            ----------   ----------   ----------
              TOTAL                         $7,787,635   $5,168,838   $2,899,469
                                            ==========   ==========   ==========

9. INTERIM FINANCIAL INFORMATION (UNAUDITED)

The following unaudited combined financial statements are presented for the three months ended March 31, 1999 and 1998.

COMBINED BALANCE SHEETS, MARCH 31, 1999 AND 1998

                                                                 MARCH 31,
                                                            1999         1998
CURRENT ASSETS:
  Cash                                                   $  851,337   $  829,290
  Accounts receivable                                       409,347      317,067
  Note receivable, current portion                           45,000
  Schools under construction for franchisees                354,046      763,501
  Prepaid expenses                                          130,282       59,427
                                                         ----------   ----------
      Total current assets                                1,790,012    1,969,285


PROPERTY AND EQUIPMENT - Net                                309,302      649,399
NOTE RECEIVABLE, net of current portion                     406,132      176,209
INTANGIBLES, net of amortization                            137,112      236,931
                                                         ----------   ----------
        TOTAL ASSETS                                     $2,642,558   $3,031,824
                                                         ==========   ==========
LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES:
    Accounts payable                                     $  319,784   $  266,043
    Accrued expenses                                         80,577       97,599
    Deferred revenue                                      1,600,600    1,120,500
    Lines of credit                                         331,419      785,303
    Long-term debt, current portion                                       15,094
                                                         ----------   ----------
        Total current liabilities                         2,332,380    2,284,539

LONG-TERM DEBT                                                1,059      604,578
                                                         ----------   ----------
        Total liabilities                                 2,333,439    2,889,117

SHAREHOLDER'S EQUITY
  Capital stock, $1 par value, authorized 1,000,000
     shares, issued 2,000 shares                         $    1,546   $    2,000
  Additional paid-in capital                                 10,454       10,000
  Retained earnings                                         297,119      130,707
                                                         ----------   ----------
          TOTAL SHAREHOLDER'S EQUITY                        309,119      142,707
                                                         ----------   ----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY               $2,642,558   $3,031,824
                                                         ==========   ==========

COMBINED STATEMENTS OF INCOME AND CHANGES IN SHAREHOLDER'S EQUITY
(DEFICIT) FOR THE THREE MONTHS ENDED MARCH 31, 1999 AND 1998

                                                            MARCH 31,
                                                      1999             1998

REVENUES                                           $ 3,036,599      $ 2,573,981

EXPENSES:
  Operating expenses                                   794,004          677,483
  Costs of schools sold                              1,509,079        1,193,821
                                                   -----------      -----------
Total expenses                                       2,303,083        1,871,304
                                                   -----------      -----------
INCOME FROM OPERATIONS                                 733,516          702,677

OTHER EXPENSES:
  Depreciation and amortization                         22,589           17,092
  Interest                                                                7,244
                                                   -----------      -----------
        Total other expenses                            22,589           24,336
                                                   -----------      -----------
        Net income                                     710,927          678,341

Shareholder's deficit, beginning balance              (341,808)         (35,634)
Distributions to shareholder                           (60,000)        (500,000)
                                                   -----------      -----------
Shareholder's equity, ending balance               $   309,119      $   142,707
                                                   ===========      ===========

COMBINED STATEMENT OF CASH FLOWS FOR THE THREE MONTHS ENDED MARCH 31, 1999 AND 1998

                                                         1999           1998
OPERATING ACTIVITIES:
Net Income                                           $   710,927    $   678,341
Adjustments to reconcile net income to net cash
  provided by operating activities:
  Depreciation and amortization                           22,589         16,092
  Changes in assets and liabilities:
    Increase in accounts receivable                      (49,677)       (54,906)
    Increase in prepaid expenses                         (73,822)       (17,687)
    Decrease in accounts payable                        (155,232)      (342,213)
    Decrease in accrued liabilities                      (11,487)       (14,095)
    Increase in deferred revenue                         (35,000)       (10,000)
    Decrease) in schools under
      construction for franchisees                       978,680        790,703
                                                     -----------    -----------
        Net cash provided by operating activities    $ 1,386,978    $ 1,046,235
                                                     ===========    ===========
CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisition of property and equipment              $      (700)   $   (43,142)
  Increase in notes receivable                           (93,930)       (63,959)
  Increase in intangibles                                 (1,979)      (188,973)
                                                     -----------    -----------
  Net cash required by investing activities              (96,609)      (296,074)
                                                     -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment under lines of credit                         (663,624)      (391,762)
Borrowings of long-term debt                                            602,069
Repayment of long-term debt                               (1,450)      (402,337)
Distributions to shareholder                             (60,000)      (500,000)
                                                     -----------    -----------
      Net cash required by financing activities         (725,074)      (692,030)
                                                     -----------    -----------

NET INCREASE (DECREASE) IN CASH                          565,295         58,131

CASH
  Beginning of year                                      286,042        771,159
                                                     -----------    -----------
  End of year                                        $   851,337    $   829,290
                                                     ===========    ===========

                                                                     APPENDIX II

                          SECURTIY CAPITAL CORPORATION

                PRO FORMA COMBINED FINANCIAL INFORMATION (UNAUDITED)

INTRODUCTION:

The pro forma combined financial information presented herein gives pro forma effects to the acquisition of Primrose School Franchising Company and its Affiliates.

On April 6, 1999, Security Capital Corporation (the "Company") acquired an effective 89.7% interest (after consideration of the warrants issued in conjunction with new borrowings to consummate the acquisition) in Primrose School Franchising Company and its Affiliates. The acquisition was accounted for as a purchase in accordance with the provisions of Accounting Principles Board Opinion No. 16, BUSINESS COMBINATIONS. The allocation of purchase price to the tangible and intangible assets acquired, as reflected in the Pro Forma Combined Balance Sheet as of March 31, 1999, was based upon preliminary determination of the fair value of the tangible and intangible assets. As such, the final allocation of purchase price may vary from that presented herein.

The accompanying Pro Forma Combined Balance Sheet as of March 31, 1999 is intended to reflect the acquisition of Primrose School Franchising Company and its Affiliates as if it had been consummated on March 31, 1999.

The accompanying Pro Forma Combined Statements of Operations for the year ended December 31, 1998 and for the three months ended March 31, 1999 are intended to reflect the acquisition of Primrose School Franchising Company and its Affiliates as if it had been consummated on January 1, 1998. It should be noted, however, that if the acquisition had actually occurred on January 1, 1998, the purchase price would have been substantialy less than that which was paid on April 6, 1999 due to the lower level (approximately 40%) of earnings for the trailing twelve months as of January 1, 1998 as compared with April 6, 1999. Consequently the pro forma interest expense and amortization for the year ended December 31, 1998 and for the three months ended March 31, 1999 would have been substantially less than indicated in the Pro Forma Combined Statement of Operations.

The accompanying Pro Forma Combined Financial Information does not purport to be indicative of the results of operations and financial condition that would have been achieved had the acquisition and disposition actually been consummated at the beginning of the respective fiscal periods presented. In addition, the accompanying Pro Forma Combined Financial Information does not purport to be indicative of the results of operations which may be achieved in the future.

The accompanying Pro Forma Combined Financial Information has been prepared using the assumptions set forth in the accompanying Notes to the Pro Forma Combined Financial Information and should be read in conjunction with the audited Consolidated Financial Statements and Notes thereto contained in the Registrant's Annual Report on Form 10-K, which are incorporated by reference herein, the unaudited Consolidated Financial Statements and Notes thereto contained in the Registrant's Quarterly Reports on Form 10-Q, which are incorporated by reference herein, and the Combined Financial Statements of Primrose School Franchising Company and its Affiliates, which are included elsewhere in this Current Report on 8-K/A.

SECURITY CAPITAL CORPORATION

PRO FORMA COMBINED BALANCE SHEET
MARCH 31, 1999 (UNAUDITED)
(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                     HISTORICAL
                                                        -----------------------------------
                                                                              PRIMROSE
                                                         SECURITY        SCHOOL FRANCHISING         PRO FORMA
                                                          CAPITAL            COMPANY AND       --------------------
                                                        CORPORATION         AFFILIATES (10)    ADJUSTMENTS    REF #      COMBINED
                                                        -----------         ---------------    -----------    -----      --------
                      ASSETS
Current Assets
Cash & cash equivalents                                      $ 8,343             $ 838           $ 5,000       (1)
                                                                                                   1,000       (2)
                                                                                                  13,400       (3)
                                                                                                 (25,872)      (4)        $ 2,709
Notes receivable - current                                         -                45                                         45
Investment in Primrose Holdings, Inc.                              -                 -            27,541       (4)
                                                                                                     772       (5)
                                                                                                    (591)      (6)
                                                                                                     632       (7)
                                                                                                 (28,354)      (8)              -
Accounts receivable - trade (net of allowance
   for doubtful accounts of $125)                              2,717               479                                      3,196
Inventory                                                      6,445                 -                                      6,445
Construction in progress                                           -               354                                        354
Deferred tax asset                                             1,175                 -                                      1,175
Other current assets                                           1,272               130               250       (4)          1,652
                                                            --------           -------          --------                 --------
Total current assets                                          19,952             1,846            (6,222)                  15,576
Property and equipment (net of accumulated
   depreciation of $355)                                       1,537               309                                      1,846
Notes receivable - non current                                     -               407                                        407
Intangible assets (net of accumulated
   amortization of $2,174)                                    11,836               137            28,354       (8)         40,327
Licenses and other assets                                        202                 -                                        202
                                                            --------           -------          --------                 --------
   Total Assets                                             $ 33,527           $ 2,699          $ 22,132                 $ 58,358
                                                            ========           =======          ========                 ========

SECURITY CAPITAL CORPORATION

PRO FORMA COMBINED BALANCE SHEET
MARCH 31, 1999 (UNAUDITED)
(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                     HISTORICAL
                                                        -----------------------------------
                                                                              PRIMROSE
                                                         SECURITY        SCHOOL FRANCHISING         PRO FORMA
                                                          CAPITAL            COMPANY AND       --------------------
                                                        CORPORATION         AFFILIATES (10)    ADJUSTMENTS    REF #      COMBINED
                                                        -----------         ---------------    -----------    -----      --------
       LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Notes payable                                                $ 2,650             $ 331           $ 1,000       (2)
                                                                                                     250       (3)
                                                                                                    (331)      (4)        $ 3,900
Current Portion of long-term debt                              1,694                 -             1,748       (3)          3,442
Accounts payable                                               1,305               321                                      1,626
Deferred revenue                                                   -             1,601                                      1,601
Due to officers                                                                    656              (591)      (6)             65
Accrued expenses and other liabilities                           595               561               632       (7)          1,788
                                                            --------           -------          --------                 --------
Total current liabilities                                      6,244             3,470             2,708                   12,422
Long-term debt, net of current                                 9,635                 1            11,402       (3)
                                                                                                  (1,105)      (9)         19,933
                                                            --------           -------          --------                 --------
Total liabilities                                             15,879             3,471            13,005                   32,355
                                                            --------           -------          --------                 --------
Minority interest                                              1,489                 -               250       (4)          1,739
                                                            --------           -------          --------                 --------
Class A Redeemable Preferred Stock, $.01 par
   value,  500,000 shares authorized and issued,
   redeemable on April 6, 2006 at $10 per share                    -                 -             2,000       (4)          2,000
                                                            --------           -------          --------                 --------
Stockholders' Equity
Common stock, $.01 par value, 7,500 shares
   authorized; 539 shares issued; 380 shares
   outstanding                                                     -                 -                                          -
Class A Common Stock, $.01 pare value,
   10,000,000 shares authorized; 6,761,264
   shares issued; 6,442,848 shares outstanding                    56                 2                11       (1)
                                                                                                      (2)      (5)             67
Additional Paid in Capital                                    67,520                10
                                                                                                   4,989       (1)
                                                                                                     (10)      (5)
                                                                                                   1,105       (9)         73,614
Accumulated deficit                                          (46,202)             (784)              784       (5)        (46,202)
Less: Treasury stock, at cost, 318,416 shares                 (5,215)                -                                     (5,215)
                                                            --------           -------          --------                 --------
Total stockholders' equity                                    16,159              (772)            6,877                   22,264
                                                            --------           -------          --------                 --------
Total liabilities and
   stockholders' equity                                     $ 33,527           $ 2,699          $ 22,132                 $ 58,358
                                                            ========           =======          ========                 ========

SECURITY CAPITAL CORPORATION

PRO FORMA COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)
(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                     HISTORICAL
                                                        -----------------------------------
                                                                          PRIMROSE
                                                         SECURITY    SCHOOL FRANCHISING         PRO FORMA
                                                          CAPITAL        COMPANY AND       -------------------
                                                        CORPORATION       AFFILIATES       ADJUSTMENTS   REF #     COMBINED
                                                        -----------     ---------------    -----------   -----     --------
                  Revenues
Sales, net                                             $ 30,018           $ 7,671               $ -                $ 35,198
 Cost of goods sold                                      14,486             2,491                 -                  14,486
                                                        -------           -------          --------                 -------
 Gross profit                                            15,532             5,180                 -                  20,712
                                                        -------           -------          --------                 -------
              Operating expenses
 SG&A                                                    10,579             2,593               250      (1)         13,422
 Depreciation & amortization                                888               113             1,196      (2)          2,197
                                                        -------           -------          --------                 -------
 Total operating expense                                 11,467             2,706             1,446                  15,619
                                                        -------           -------          --------                 -------
 Operating income (loss)                                  4,065             2,474            (1,446)                  5,093
                                                        -------           -------          --------                 -------
 Other income (expense)
 Interest income                                            347                20              (300)     (3)             67
 Interest expense                                        (2,385)              (15)             (930)     (4)
                                                                                               (213)     (5)         (3,543)
 Other                                                       32              (136)                                     (104)
                                                        -------           -------          --------                 -------
 Total other income (expense)                            (2,006)             (131)           (1,443)                 (3,580)
                                                        -------           -------          --------                 -------
 Total minority interest                                   (345)                -                47      (6)           (298)
                                                        -------           -------          --------                 -------
 Income from continuing operations
    before (benefit) provision for income taxes           1,714             2,343            (2,842)                  1,215
                                                        -------           -------          --------                 -------
 Provision for income tax
    (benefit) expense                                      (435)                -               (55)     (7)           (490)
                                                        -------           -------          --------                 -------
Net income                                              $ 2,149           $ 2,343          $ (2,788)                $ 1,704
                                                        =======           =======          ========                 =======

EARNINGS PER SHARE
Basic                                                    $ 0.41
Basic pro forma                                                                                                      $ 0.23
Fully diluted pro forma                                                                                              $ 0.25

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Historical                                                5,306
Pro forma                                                                                                             6,442
Fully diluted pro forma                                                                                               6,942

SECURITY CAPITAL CORPORATION

PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 1999 (UNAUDITED)
(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                     HISTORICAL
                                                        -----------------------------------
                                                                          PRIMROSE
                                                         SECURITY    SCHOOL FRANCHISING         PRO FORMA
                                                          CAPITAL        COMPANY AND       -------------------
                                                        CORPORATION       AFFILIATES       ADJUSTMENTS   REF #     COMBINED
                                                        -----------     ---------------    -----------   -----     --------
                  Revenues
Sales, net                                              $ 3,335           $ 2,776               $ -                 $ 4,918
 Cost of goods sold                                       1,750             1,193                 -                   1,750
                                                         ------             -----            ------                  ------
 Gross profit                                             1,585             1,515                 -                   3,168
                                                         ------             -----            ------                  ------
              Operating expenses
 SG&A                                                     2,153               794               (40)       (8)
                                                                                                 67        (1)        2,974
 Depreciation & amortization                                278                23               318        (2)          619
                                                         ------             -----            ------                  ------
 Total operating expense                                  2,431               817               345                   3,593
                                                         ------             -----            ------                  ------
 Operating income (loss)                                   (846)              698              (345)                   (493)
                                                         ------             -----            ------                  ------
            Other income (expense)
 Interest income                                             18                 8               (18)       (3)            8
 Interest expense                                          (339)                -              (191)       (4)
                                                                                                (56)       (5)         (586)
 Other                                                       15                 7                                        22
                                                         ------             -----            ------                  ------
 Total other income (expense)                              (306)               15              (265)                   (556)
                                                         ------             -----            ------                  ------
 Total minority interest                                    275                 -                (9)       (6)          266
                                                         ------             -----            ------                  ------
 Income from continuing operations
    before (benefit) provision for income taxes           (877)              713              (618)                   (782)
                                                         ------             -----            ------                  ------
 Provision for income tax
    (benefit) expense                                       (92)                -                10        (7)          (82)
                                                         ------             -----            ------                  ------
Net income                                               $ (785)            $ 713            $ (629)                 $ (701)
                                                         ======             =====            ======                  ======

EARNINGS (LOSS) PER SHARE
Basic                                                   $ (0.15)
Basic pro forma                                                                                                     $ (0.12)
Fully diluted pro forma                                                                                             $ (0.10)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Historical                                                5,306
Pro forma                                                                                                            6,442
Fully diluted pro forma                                                                                               6,942

SECURITY CAPITAL CORPORATION

NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The following describes the pro forma adjustments made to the accompanying Pro Forma Combined Balance Sheet and Statements of Operations.

PRO FORMA COMBINED BALANCE SHEET - MARCH 31, 1999:

(1) To record proceeds of $5,000,000 received from a private placement of 1,136,364 shares of Security Capital Corporation Class A Common Stock.

(2) To record proceeds of $1,000,000 from line of credit borrowings used to consummate the acquisition.

(3) To record proceeds from new borrowings of $13,150,000 used to consummate the acquisition and $250,000 contribution from management. The new borrowings have an interest rate of 8.5% and include detachable warrants for 2,415.3 shares of Primrose Holdings, Inc., common stock, representing an approximate 9% equity interest and valued at $1,105,000.

(4) To record cash paid of $25,872,000, the minority interest to management of $250,000, and the issuance of 500,000 shares of redeemable preferred stock valued at $2,000,000, to purchase an 89.7% effective interest in Primrose School Franchising Company and its Affiliates. Cash payments include cash paid to the previous owner of $24,650,000, payments of a line of credit of $332,000 and payments for closing costs and management fees of $890,000.

(5)   To eliminate the acquired companies' equity.

(6) To eliminate the portion of the liability due to officer not assumed by Security Capital Corporation.

(7)   To record liabilities incurred for acquisition costs.

(8) To eliminate the investment in Primrose Holdings, Inc. and to record the intangible assets; loan costs - 6 years; developed curriculum - 10 years; franchise agreements - 21 years; and goodwill - 25 years, acquired and/or created from the acquisition.

(9) To record debt issuance costs of $1,105,000 for detachable warrants issued in conjunction with the debt incurred in connection with the acquisition.

(10) Represents the historical balances of Primrose School Franchising Company and its Affiliates as of April 6, 1999.

SECURITY CAPITAL CORPORATION

NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PRO FORMA COMBINED STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1998 AND THE THREE MONTHS ENDED MARCH 31, 1999:

(1)   To record pro forma management fees.

(2) To record pro forma amortization expense attributable to intangibles acquired and created from the acquisition of: developed curriculum - 10 years; franchise agreements - 21 years; and goodwill - 25 years.

(3) To record the pro forma effects of cash used for the acquisition, which results in reduced interest income.

(4) To record pro forma interest expense attributable to debt incurred in connection with the acquisition

(5) To record pro forma interest expense on debt issuance costs incurred from the acquisition over the term of the note (6 years).

(6)   To allocate pro forma income or loss to minority interests.

(7) To record pro forma tax effects. The proforma provision for income taxes reflects provisions that would have been recorded had the acquired Company been a C Corporation for tax purposes during the periods shown using an estimated income tax rate of 10%.

(8) To eliminate one time professional fees and other expenses associated with services provided and expenses related to the sale of the acquired companies incurred by the previous owners of the acquired companies.